UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K/A
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 4, 2016

MercadoLibre, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33647	98-0212790
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Arias 3751, 7th Floor, Buenos Aires, Argentina C1430CRG
(Address of Principal Executive Offices) (Zip Code)

011-54-11-4640-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 4, 2016, MercadoLibre, Inc., (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to furnish information under Item 2.02. Due to a typographical error in the press release furnished with the Original 8-K, the number identifying “Total confirmed registered users at the end of period” for 2016 in the first table under “Third Quarter 2016 Corporate Highlights” mistakenly reflects 159.3 million registered users. The correct number is 166.3 million registered users. The percentage increase in the same line item is 20.2%. Except for correction of the typographical error referenced above, this Form 8-K/A does not update, modify, or amend any disclosures set forth in the Original 8-K. The revised table is furnished under Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

As disclosed in Item 2.02 above, on November 4, 2016, the Company filed the Original 8-K to furnish information under Item 2.02. Due to a typographical error in the press release furnished with the Original 8-K, the number identifying “Total confirmed registered users at the end of period” for 2016 in the first table under “Third Quarter 2016 Corporate Highlights” mistakenly reflects 159.3 million registered users. The correct number is 166.3 million registered users. The percentage increase in the same line item is 20.2%. Except for correction of the typographical error referenced above, this Form 8-K/A does not update, modify, or amend any disclosures set forth in the Original 8-K. The revised table is furnished under Exhibit 99.1 hereto and is incorporated herein by reference.

The filing of this Report and the furnishing of this information pursuant to Item 7.01 do not mean that such information is material or that disclosure of such information is required.

The foregoing information is being furnished under Items 2.02 and 7.01.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

99.1 Press Release “Third Quarter 2016 Corporate Highlights – key performance metrics” table as corrected for the typographical error.

	Three months ended September 30, (in MM)
	2016	2015	%YoY	%YoY Local Currency
Total confirmed registered users at the end of period	166.3	138.4	20.2%	-
New confirmed registered users during the period	7.7	6.1	26.3%	-
Gross merchandise volume	$2,040.2	$1,842.1	10.8%	45.9%
Number of successful items sold	47.6	34.0	40.0%	-
Number of successful items shipped	23.1	12.4	86%
Total payment volume	$2,114.0	$1,384.4	52.7%	84.5%
Total volume of payments on marketplace	$1,519.9	$1,002.3	51.6%
Total payment transactions	36.8	22.0	67.6%	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MercadoLibre, Inc.

Date: November 7, 2016	By:	/s/ PEDRO ARNT
PEDRO ARNT
Chief Financial Officer